EXHIBIT 32.2
CERTIFICATION PURSUANT TO
RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of House of Brussels Chocolate Inc., (the "Company") on Form 10-QSB for the quarter ended October 31, 2004 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Robert Wesolek, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date:	December 15, 2004

By:	/s/ Robert Wesolek
Robert Wesolek
Chief Financial Officer